Leo N. Hitt Direct Phone: 412.288.3298 Email: lhitt@reedsmith.com	Reed Smith LLP Reed Smith Centre 225 Fifth Avenue Pittsburgh, PA 15222-2716 +1 412 288 3131 Fax +1 412 288 3063 reedsmith.co

DRAFT OPINION

            , 2015

Thrivent Small Cap Stock Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Thrivent Partner Small Cap Growth Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax consequences of a transaction (the “Reorganization”) in which all of the assets of Thrivent Partner Small Cap Growth Portfolio (the “Target Fund”), a series of Thrivent Series Fund, Inc., a Minnesota corporation, will be acquired by Thrivent Small Cap Stock Portfolio (the “Acquiring Fund”), also a series of Thrivent Series Fund, Inc., solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shall thereafter be distributed to the shareholders of the Target Fund (the “Target Fund Shareholders”) in liquidation of the Target Fund. Each of the Acquiring Fund and the Target Fund is a separate portfolio of Thrivent Series Fund, Inc. and each of them is treated as a separate corporation under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). Both the Acquiring Fund and the Target Fund have elected to be taxed as Regulated Investment Companies under Section 851(a) of the Code. The terms and conditions of the Reorganization are set forth in an Agreement and Plan of Reorganization dated as of             , 2015 (the “Agreement”), by and between Thrivent Series Fund, Inc., on behalf of its series, the Acquiring Fund, and Thrivent Series Fund, Inc., on behalf of its series, the Target Fund, attached hereto as Annex C. This opinion is rendered to you pursuant to paragraph 6(K) of the Agreement.

We have reviewed and relied upon the certificates provided to us by the Acquiring Fund and the Target Fund in connection with the rendering of this opinion, attached hereto as Annex A and Annex B, and such other documents and instruments as we have deemed necessary for the purposes of this opinion.

NEW YORK ¿ LONDON ¿ HONG KONG ¿ CHICAGO ¿ WASHINGTON, D.C. ¿ BEIJING ¿ PARIS ¿ LOS ANGELES ¿ SAN FRANCISCO ¿ PHILADELPHIA ¿ SHANGHAI ¿ PITTSBURGH ¿ HOUSTON ¿ SINGAPORE ¿ MUNICH ¿ ABU DHABI ¿ PRINCETON ¿ NORTHERN VIRGINIA ¿ WILMINGTON ¿ SILICON VALLEY ¿ DUBAI ¿ CENTURY CITY ¿ RICHMOND ¿ GREECE ¿ KAZAKHSTAN

, 2015

Based upon and subject to the foregoing, and assuming that the Reorganization will take place as described in the Agreement, we are of the opinion that, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

(f) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

(g) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(i) under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder

Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to

, 2015

any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes as of the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

This opinion is expressed as of the date hereof and is based upon the Code, Treasury regulations promulgated thereunder, administrative positions of the Internal Revenue Service (the “Service”), and judicial decisions, all of which are subject to change either prospectively or retroactively. There can be no assurance that changes in the law will not take place which could affect the opinions expressed herein or that contrary positions may not be taken by the Service. We disclaim any undertaking to advise you with respect to any event subsequent to the date hereof.

The opinions contained herein are limited to those matters expressly covered; no opinion is to be implied in respect of any other matter. This opinion is addressed solely to you and may not be relied upon by any other person without our prior written consent.

Very truly yours,

LNH:CDD:dh

Leo N. Hitt Direct Phone: 412.288.3298 Email: lhitt@reedsmith.com	Reed Smith LLP Reed Smith Centre 225 Fifth Avenue Pittsburgh, PA 15222-2716 +1 412 288 3131 Fax +1 412 288 3063 reedsmith.co

DRAFT OPINION

            , 2015

Thrivent Small Cap Stock Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Thrivent Partner Small Cap Value Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax consequences of a transaction (the “Reorganization”) in which all of the assets of Thrivent Partner Small Cap Value Portfolio (the “Target Fund”), a series of Thrivent Series Fund, Inc., a Minnesota corporation, will be acquired by Thrivent Small Cap Stock Portfolio (the “Acquiring Fund”), also a series of Thrivent Series Fund, Inc., solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shall thereafter be distributed to the shareholders of the Target Fund (the “Target Fund Shareholders”) in liquidation of the Target Fund. Each of the Acquiring Fund and the Target Fund is a separate portfolio of Thrivent Series Fund, Inc. and each of them is treated as a separate corporation under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). Both the Acquiring Fund and the Target Fund have elected to be taxed as Regulated Investment Companies under Section 851(a) of the Code. The terms and conditions of the Reorganization are set forth in an Agreement and Plan of Reorganization dated as of             , 2015 (the “Agreement”), by and between Thrivent Series Fund, Inc., on behalf of its series, the Acquiring Fund, and Thrivent Series Fund, Inc., on behalf of its series, the Target Fund, attached hereto as Annex C. This opinion is rendered to you pursuant to paragraph 6(K) of the Agreement.

We have reviewed and relied upon the certificates provided to us by the Acquiring Fund and the Target Fund in connection with the rendering of this opinion, attached hereto as Annex A and Annex B, and such other documents and instruments as we have deemed necessary for the purposes of this opinion.

NEW YORK ¿ LONDON ¿ HONG KONG ¿ CHICAGO ¿ WASHINGTON, D.C. ¿ BEIJING ¿ PARIS ¿ LOS ANGELES ¿ SAN FRANCISCO ¿ PHILADELPHIA ¿ SHANGHAI ¿ PITTSBURGH ¿ HOUSTON ¿ SINGAPORE ¿ MUNICH ¿ ABU DHABI ¿ PRINCETON ¿ NORTHERN VIRGINIA ¿ WILMINGTON ¿ SILICON VALLEY ¿ DUBAI ¿ CENTURY CITY ¿ RICHMOND ¿ GREECE ¿ KAZAKHSTAN

, 2015

Based upon and subject to the foregoing, and assuming that the Reorganization will take place as described in the Agreement, we are of the opinion that, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

(f) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

(g) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(i) under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder

Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to

, 2015

any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes as of the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

This opinion is expressed as of the date hereof and is based upon the Code, Treasury regulations promulgated thereunder, administrative positions of the Internal Revenue Service (the “Service”), and judicial decisions, all of which are subject to change either prospectively or retroactively. There can be no assurance that changes in the law will not take place which could affect the opinions expressed herein or that contrary positions may not be taken by the Service. We disclaim any undertaking to advise you with respect to any event subsequent to the date hereof.

The opinions contained herein are limited to those matters expressly covered; no opinion is to be implied in respect of any other matter. This opinion is addressed solely to you and may not be relied upon by any other person without our prior written consent.

Very truly yours,

LNH:CDD:dh

Leo N. Hitt Direct Phone: 412.288.3298 Email: lhitt@reedsmith.com	Reed Smith LLP Reed Smith Centre 225 Fifth Avenue Pittsburgh, PA 15222-2716 +1 412 288 3131 Fax +1 412 288 3063 reedsmith.co

DRAFT OPINION

            , 2015

Thrivent Mid Cap Stock Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Thrivent Mid Cap Growth Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax consequences of a transaction (the “Reorganization”) in which all of the assets of Thrivent Mid Cap Growth Portfolio (the “Target Fund”), a series of Thrivent Series Fund, Inc., a Minnesota corporation, will be acquired by Thrivent Mid Cap Stock Portfolio (the “Acquiring Fund”), also a series of Thrivent Series Fund, Inc., solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shall thereafter be distributed to the shareholders of the Target Fund (the “Target Fund Shareholders”) in liquidation of the Target Fund. Each of the Acquiring Fund and the Target Fund is a separate portfolio of Thrivent Series Fund, Inc. and each of them is treated as a separate corporation under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). Both the Acquiring Fund and the Target Fund have elected to be taxed as Regulated Investment Companies under Section 851(a) of the Code. The terms and conditions of the Reorganization are set forth in an Agreement and Plan of Reorganization dated as of             , 2015 (the “Agreement”), by and between Thrivent Series Fund, Inc., on behalf of its series, the Acquiring Fund, and Thrivent Series Fund, Inc., on behalf of its series, the Target Fund, attached hereto as Annex C. This opinion is rendered to you pursuant to paragraph 6(K) of the Agreement.

We have reviewed and relied upon the certificates provided to us by the Acquiring Fund and the Target Fund in connection with the rendering of this opinion, attached hereto as Annex A and Annex B, and such other documents and instruments as we have deemed necessary for the purposes of this opinion.

NEW YORK ¿ LONDON ¿ HONG KONG ¿ CHICAGO ¿ WASHINGTON, D.C. ¿ BEIJING ¿ PARIS ¿ LOS ANGELES ¿ SAN FRANCISCO ¿ PHILADELPHIA ¿ SHANGHAI ¿ PITTSBURGH ¿ HOUSTON ¿ SINGAPORE ¿ MUNICH ¿ ABU DHABI ¿ PRINCETON ¿ NORTHERN VIRGINIA ¿ WILMINGTON ¿ SILICON VALLEY ¿ DUBAI ¿ CENTURY CITY ¿ RICHMOND ¿ GREECE ¿ KAZAKHSTAN

, 2015

Based upon and subject to the foregoing, and assuming that the Reorganization will take place as described in the Agreement, we are of the opinion that, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

(f) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

(g) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(i) under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder

Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to

, 2015

any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes as of the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

This opinion is expressed as of the date hereof and is based upon the Code, Treasury regulations promulgated thereunder, administrative positions of the Internal Revenue Service (the “Service”), and judicial decisions, all of which are subject to change either prospectively or retroactively. There can be no assurance that changes in the law will not take place which could affect the opinions expressed herein or that contrary positions may not be taken by the Service. We disclaim any undertaking to advise you with respect to any event subsequent to the date hereof.

The opinions contained herein are limited to those matters expressly covered; no opinion is to be implied in respect of any other matter. This opinion is addressed solely to you and may not be relied upon by any other person without our prior written consent.

Very truly yours,

LNH:CDD:dh

Leo N. Hitt Direct Phone: 412.288.3298 Email: lhitt@reedsmith.com	Reed Smith LLP Reed Smith Centre 225 Fifth Avenue Pittsburgh, PA 15222-2716 +1 412 288 3131 Fax +1 412 288 3063 reedsmith.co

DRAFT OPINION

            , 2015

Thrivent Mid Cap Stock Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Thrivent Partner Mid Cap Value Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax consequences of a transaction (the “Reorganization”) in which all of the assets of Thrivent Partner Mid Cap Value Portfolio (the “Target Fund”), a series of Thrivent Series Fund, Inc., a Minnesota corporation, will be acquired by Thrivent Mid Cap Stock Portfolio (the “Acquiring Fund”), also a series of Thrivent Series Fund, Inc., solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shall thereafter be distributed to the shareholders of the Target Fund (the “Target Fund Shareholders”) in liquidation of the Target Fund. Each of the Acquiring Fund and the Target Fund is a separate portfolio of Thrivent Series Fund, Inc. and each of them is treated as a separate corporation under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). Both the Acquiring Fund and the Target Fund have elected to be taxed as Regulated Investment Companies under Section 851(a) of the Code. The terms and conditions of the Reorganization are set forth in an Agreement and Plan of Reorganization dated as of             , 2015 (the “Agreement”), by and between Thrivent Series Fund, Inc., on behalf of its series, the Acquiring Fund, and Thrivent Series Fund, Inc., on behalf of its series, the Target Fund, attached hereto as Annex C. This opinion is rendered to you pursuant to paragraph 6(K) of the Agreement.

We have reviewed and relied upon the certificates provided to us by the Acquiring Fund and the Target Fund in connection with the rendering of this opinion, attached hereto as Annex A and Annex B, and such other documents and instruments as we have deemed necessary for the purposes of this opinion.

NEW YORK ¿ LONDON ¿ HONG KONG ¿ CHICAGO ¿ WASHINGTON, D.C. ¿ BEIJING ¿ PARIS ¿ LOS ANGELES ¿ SAN FRANCISCO ¿ PHILADELPHIA ¿ SHANGHAI ¿ PITTSBURGH ¿ HOUSTON ¿ SINGAPORE ¿ MUNICH ¿ ABU DHABI ¿ PRINCETON ¿ NORTHERN VIRGINIA ¿ WILMINGTON ¿ SILICON VALLEY ¿ DUBAI ¿ CENTURY CITY ¿ RICHMOND ¿ GREECE ¿ KAZAKHSTAN

, 2015

Based upon and subject to the foregoing, and assuming that the Reorganization will take place as described in the Agreement, we are of the opinion that, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

(f) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

(g) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(i) under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder

Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to

, 2015

any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes as of the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

This opinion is expressed as of the date hereof and is based upon the Code, Treasury regulations promulgated thereunder, administrative positions of the Internal Revenue Service (the “Service”), and judicial decisions, all of which are subject to change either prospectively or retroactively. There can be no assurance that changes in the law will not take place which could affect the opinions expressed herein or that contrary positions may not be taken by the Service. We disclaim any undertaking to advise you with respect to any event subsequent to the date hereof.

The opinions contained herein are limited to those matters expressly covered; no opinion is to be implied in respect of any other matter. This opinion is addressed solely to you and may not be relied upon by any other person without our prior written consent.

Very truly yours,

LNH:CDD:dh

Leo N. Hitt Direct Phone: 412.288.3298 Email: lhitt@reedsmith.com	Reed Smith LLP Reed Smith Centre 225 Fifth Avenue Pittsburgh, PA 15222-2716 +1 412 288 3131 Fax +1 412 288 3063 reedsmith.co

DRAFT OPINION

            , 2015

Thrivent Large Cap Stock Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Thrivent Natural Resources Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax consequences of a transaction (the “Reorganization”) in which all of the assets of Thrivent Natural Resources Portfolio (the “Target Fund”), a series of Thrivent Series Fund, Inc., a Minnesota corporation, will be acquired by Thrivent Large Cap Stock Portfolio (the “Acquiring Fund”), also a series of Thrivent Series Fund, Inc., solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shall thereafter be distributed to the shareholders of the Target Fund (the “Target Fund Shareholders”) in liquidation of the Target Fund. Each of the Acquiring Fund and the Target Fund is a separate portfolio of Thrivent Series Fund, Inc. and each of them is treated as a separate corporation under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). Both the Acquiring Fund and the Target Fund have elected to be taxed as Regulated Investment Companies under Section 851(a) of the Code. The terms and conditions of the Reorganization are set forth in an Agreement and Plan of Reorganization dated as of             , 2015 (the “Agreement”), by and between Thrivent Series Fund, Inc., on behalf of its series, the Acquiring Fund, and Thrivent Series Fund, Inc., on behalf of its series, the Target Fund, attached hereto as Annex C. This opinion is rendered to you pursuant to paragraph 6(K) of the Agreement.

We have reviewed and relied upon the certificates provided to us by the Acquiring Fund and the Target Fund in connection with the rendering of this opinion, attached hereto as Annex A and Annex B, and such other documents and instruments as we have deemed necessary for the purposes of this opinion.

NEW YORK ¿ LONDON ¿ HONG KONG ¿ CHICAGO ¿ WASHINGTON, D.C. ¿ BEIJING ¿ PARIS ¿ LOS ANGELES ¿ SAN FRANCISCO ¿ PHILADELPHIA ¿ SHANGHAI ¿ PITTSBURGH ¿ HOUSTON ¿ SINGAPORE ¿ MUNICH ¿ ABU DHABI ¿ PRINCETON ¿ NORTHERN VIRGINIA ¿ WILMINGTON ¿ SILICON VALLEY ¿ DUBAI ¿ CENTURY CITY ¿ RICHMOND ¿ GREECE ¿ KAZAKHSTAN

, 2015

Based upon and subject to the foregoing, and assuming that the Reorganization will take place as described in the Agreement, we are of the opinion that, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

(f) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

(g) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(i) under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder

Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to

, 2015

any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes as of the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

This opinion is expressed as of the date hereof and is based upon the Code, Treasury regulations promulgated thereunder, administrative positions of the Internal Revenue Service (the “Service”), and judicial decisions, all of which are subject to change either prospectively or retroactively. There can be no assurance that changes in the law will not take place which could affect the opinions expressed herein or that contrary positions may not be taken by the Service. We disclaim any undertaking to advise you with respect to any event subsequent to the date hereof.

The opinions contained herein are limited to those matters expressly covered; no opinion is to be implied in respect of any other matter. This opinion is addressed solely to you and may not be relied upon by any other person without our prior written consent.

Very truly yours,

LNH:CDD:dh

Leo N. Hitt Direct Phone: 412.288.3298 Email: lhitt@reedsmith.com	Reed Smith LLP Reed Smith Centre 225 Fifth Avenue Pittsburgh, PA 15222-2716 +1 412 288 3131 Fax +1 412 288 3063 reedsmith.co

DRAFT OPINION

            , 2015

Thrivent Large Cap Growth Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Thrivent Partner Technology Portfolio

c/o Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax consequences of a transaction (the “Reorganization”) in which all of the assets of Thrivent Partner Technology Portfolio (the “Target Fund”), a series of Thrivent Series Fund, Inc., a Minnesota corporation, will be acquired by Thrivent Large Cap Growth Portfolio (the “Acquiring Fund”), also a series of Thrivent Series Fund, Inc., solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), which shall thereafter be distributed to the shareholders of the Target Fund (the “Target Fund Shareholders”) in liquidation of the Target Fund. Each of the Acquiring Fund and the Target Fund is a separate portfolio of Thrivent Series Fund, Inc. and each of them is treated as a separate corporation under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). Both the Acquiring Fund and the Target Fund have elected to be taxed as Regulated Investment Companies under Section 851(a) of the Code. The terms and conditions of the Reorganization are set forth in an Agreement and Plan of Reorganization dated as of             , 2015 (the “Agreement”), by and between Thrivent Series Fund, Inc., on behalf of its series, the Acquiring Fund, and Thrivent Series Fund, Inc., on behalf of its series, the Target Fund, attached hereto as Annex C. This opinion is rendered to you pursuant to paragraph 6(K) of the Agreement.

We have reviewed and relied upon the certificates provided to us by the Acquiring Fund and the Target Fund in connection with the rendering of this opinion, attached hereto as Annex A and Annex B, and such other documents and instruments as we have deemed necessary for the purposes of this opinion.

NEW YORK ¿ LONDON ¿ HONG KONG ¿ CHICAGO ¿ WASHINGTON, D.C. ¿ BEIJING ¿ PARIS ¿ LOS ANGELES ¿ SAN FRANCISCO ¿ PHILADELPHIA ¿ SHANGHAI ¿ PITTSBURGH ¿ HOUSTON ¿ SINGAPORE ¿ MUNICH ¿ ABU DHABI ¿ PRINCETON ¿ NORTHERN VIRGINIA ¿ WILMINGTON ¿ SILICON VALLEY ¿ DUBAI ¿ CENTURY CITY ¿ RICHMOND ¿ GREECE ¿ KAZAKHSTAN

, 2015

Based upon and subject to the foregoing, and assuming that the Reorganization will take place as described in the Agreement, we are of the opinion that, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

(f) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

(g) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(i) under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder

Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to

, 2015

any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes as of the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

This opinion is expressed as of the date hereof and is based upon the Code, Treasury regulations promulgated thereunder, administrative positions of the Internal Revenue Service (the “Service”), and judicial decisions, all of which are subject to change either prospectively or retroactively. There can be no assurance that changes in the law will not take place which could affect the opinions expressed herein or that contrary positions may not be taken by the Service. We disclaim any undertaking to advise you with respect to any event subsequent to the date hereof.

The opinions contained herein are limited to those matters expressly covered; no opinion is to be implied in respect of any other matter. This opinion is addressed solely to you and may not be relied upon by any other person without our prior written consent.

Very truly yours,

LNH:CDD:dh